Exhibit 32.2

Certification of Chief Executive Officer and Chief Financial Officer

pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Securities and Exchange Commission

Washington, DC

The undersigned Chief Executive Officer and Chief Financial Officer of Pilot Financial, Inc., Inc. do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Quarterly Report of Pilot Financial, Inc. on Form 10-Q for the fiscal quarter ended March 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Annual Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Pilot Financial, Inc.

A signed original of this written statement required by Section 906 has been provided to Pilot Financial, Inc. and will be retained by Pilot Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ John Kurz

Executive Vice President

Chief Financial Officer

Date: May 17,2004